UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2011 (December 21, 2011)

Delphi Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-11462 (Commission File Number)	13-3427277 (IRS Employer Identification No.)

1105 North Market Street, Suite 1230, P.O. Box 8985, Wilmington, DE (Address of Principal Executive Offices)
19899 (Zip Code)

Registrant’s telephone number, including area code: 302-478-5142

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 21, 2011, Delphi Financial Group, Inc. (“Delphi”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) among Delphi, Tokio Marine Holdings, Inc., a Japanese corporation (“Tokio Marine”), and TM Investment (Delaware) Inc., a Delaware corporation and wholly owned subsidiary of Tokio Marine (“Merger Sub”).  The Merger Agreement provides that at the effective time of the merger, Merger Sub will be merged with and into Delphi (the “Merger”), with Delphi continuing as the surviving corporation and becoming an indirect wholly owned subsidiary of Tokio Marine.  The Merger Agreement was approved by Delphi’s Board of Directors, acting upon the unanimous recommendation of the Special Transaction Committee consisting of five independent directors.

Pursuant to the Merger Agreement, at the effective time of the Merger, (1) each share of Class A Common Stock, other than shares of Class A Common Stock owned by Delphi, Tokio Marine or any of their respective wholly owned subsidiaries and stockholders who have properly exercised and perfected appraisal rights under the Delaware General Corporation Law (the “DGCL”), will be converted into the right to receive $43.875 in cash, without interest and less any applicable withholding taxes and (2) each share of Class B Common Stock, other than Class B Common Stock owned by Delphi, Tokio Marine or any of their respective wholly owned subsidiaries and stockholders who have properly exercised and perfected appraisal rights under the DGCL, will be converted into the right to receive $52.875 in cash, without interest and less any applicable withholding taxes.  In addition, the Merger Agreement provides that record holders of Class A Common Stock and Class B Common Stock immediately prior to the effective time of the Merger will receive $1.00 in cash per share pursuant to a one-time special dividend from Delphi to be paid shortly after closing.

Delphi stock options, restricted shares and restricted stock units will generally be cancelled upon completion of the Merger in exchange for the applicable Class A or Class B per share merger consideration or, in the case of stock options, the excess, if any, of the applicable Class A or Class B per share merger consideration over the exercise price of the option.  All performance-based vesting criteria in respect of performance-vesting options and performance-vesting restricted shares will be deemed satisfied at closing for purposes of calculating the amounts payable.  With respect to time-vesting options and restricted shares and RSUs, such payment will generally be made at the same time as to other stockholders in connection with the closing and, with respect to performance-vesting options and performance-vesting restricted shares, such payments will be made on December 31, 2012 and March 5, 2013, respectively, in each case subject generally to the payee's continued employment.  Holders of options, restricted shares and RSUs will also generally be entitled to receive the $1.00 per share special dividend or an equivalent amount.

Completion of the Merger is subject to various closing conditions, including, but not limited to, (1) adoption of the Merger Agreement and an amendment to Delphi’s certificate of incorporation which would permit Class B stockholders to receive higher consideration than Class A stockholders in the Merger (the “Certificate Amendment”) by the holders of a majority of the voting power of outstanding shares (Class A stockholders and Class B stockholders voting together as a single class), (2) adoption of the Certificate Amendment by the holders of a majority of the outstanding shares of Class A Common Stock voting as a single class, (3) approval of the Merger by a majority of the total number of outstanding shares of Class A Common Stock, excluding shares owned, directly or indirectly, by Mr. Robert Rosenkranz, Chairman and Chief Executive Officer of Delphi, or other Class B stockholders or Tokio Marine or officers or directors of Delphi or any of their respective affiliates (which condition, pursuant to the terms of the Merger Agreement, may not be waived), (4) requisite approval of the Japan Financial Services Agency of an application and notification filing by Tokio Marine and its affiliates, (5) the receipt of all required insurance regulatory approvals and (6)  expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Merger Agreement provides certain termination rights for both Delphi and Tokio Marine, and further provides that upon termination of the Merger Agreement under certain circumstances, Delphi will be obligated to pay Tokio Marine a termination fee of $82,000,000.

The Merger Agreement contains a “no shop” provision that, in general, restricts Delphi’s ability to solicit third-party acquisition proposals or provide information or data to or engage in discussions or negotiations with third parties that have made or to Delphi’s knowledge are reasonably likely to make an acquisition proposal. The no shop provision is subject to a “fiduciary out” provision that allows Delphi, under certain circumstances and in compliance with certain obligations, to provide information and data and participate in discussions and negotiations with respect to unsolicited written third-party acquisition proposals that could reasonably be expected to result in a Superior Proposal (as defined in the Merger Agreement) and to terminate the Merger Agreement and accept a Superior Proposal upon payment to Tokio Marine of the termination fee discussed above.

The Merger Agreement contains customary representations and warranties. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement. No person should rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts or the condition of Delphi or Tokio Marine or any of their respective affiliates, because, among other reasons, they may be modified by information provided in the disclosure letters referenced in the Merger Agreement, they may be subject to a contractual standard of materiality different from that generally applicable to Delphi’s filings with the U.S. Securities and Exchange Commission (the “SEC”), or they may have been used for the purpose of allocating risk among the parties to the Merger Agreement rather than establishing matters as facts.

The Merger Agreement also contains customary covenants, including, among other things, covenants regarding: (1) the conduct of the business of Delphi prior to the consummation of the Merger, (2) the calling and holding of a meeting of Delphi’s stockholders for the purpose of obtaining the necessary stockholder approvals and (3) the use of reasonable best efforts to consummate the Merger as soon as reasonably practicable.  Under the terms of the Merger Agreement, Delphi is permitted to declare and pay its regular quarterly cash dividends in a manner consistent with past practice and not in excess of $0.12 per share.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Voting and Support Agreement

On December 21, 2011, and in connection with the execution of the Merger Agreement, all of the holders of Delphi’s Class B Common Stock, consisting of Rosenkranz & Company, L.P., R & Co. Capital Management LLC, Pergamon Enhanced Partners, L.P. and Mr. Rosenkranz, entered into a Voting and Support Agreement with Tokio Marine and Delphi (the “Voting Agreement”).  Mr. Rosenkranz entered into the Voting Agreement solely in his capacity as a Delphi stockholder, and not in his capacity as a director or officer of Delphi.  Pursuant to the Voting Agreement, each of these stockholders has agreed, among other things, to vote (or cause to be voted) such stockholder’s shares of Class A Common Stock and Class B Common Stock in favor of the adoption of the Merger Agreement and the Certificate Amendment and has agreed not to dispose of such shares, subject to certain exceptions, while the Merger Agreement is in effect, other than as contemplated by the Merger Agreement.  Mr. Rosenkranz is party to an agreement with Delphi not to vote or cause to be voted certain shares of Class A Common Stock or Class B Common Stock, as applicable, if and to the extent that such shares would cause him and Rosenkranz & Company, L.P., collectively, to have more than 49.9% of the combined voting power of Delphi’s stockholders.  The Voting Agreement shall terminate upon termination of the Merger Agreement, including any termination in connection with the “fiduciary out” provision of the Merger Agreement, or upon any amendment of the Merger Agreement to decrease the Class B per share merger consideration.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, which is filed as Exhibit 2.2 hereto and is incorporated herein by reference.

Assignment and Assumption Agreements

Pursuant to two separate consulting agreements, Delphi and Reliance Standard Life Insurance Company (“RSL”) each pay to Rosenkranz Asset Managers, LLC (“RAM”), a wholly owned subsidiary of Rosenkranz & Company, L.P., fees associated with the formulation of investment and other strategies.  In connection with the Merger, these consulting agreements will be assigned by RAM to Acorn Advisory Capital L.P. pursuant to two assignment and assumption agreements (the “Assignment and Assumption Agreements”).  Delphi and RSL entered into the Assignment and Assumption Agreements at the same time as the Merger Agreement.  The Assignment and Assumption Agreements will automatically become effective upon the closing of the Merger.

The foregoing description of the Assignment and Assumption Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment and Assumption Agreements, which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 8.01  Other Events.

On December 21, 2011, Delphi and Tokio Marine issued a joint press release announcing the execution of the Merger Agreement and related agreements. A copy of that press release is furnished as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
2.1	Agreement and Plan of Merger among Delphi Financial Group, Inc., Tokio Marine Holdings, Inc. and TM Investment (Delaware) Inc., dated as of December 21, 2011.

2.2
Voting and Support Agreement among Tokio Marine Holdings, Inc., Delphi Financial Group, Inc., Rosenkranz & Company, L.P., R & Co. Capital Management LLC, Pergamon Enhanced Partners, L.P., and Robert Rosenkranz, dated as of December 21, 2011.

10.1	Assignment and Assumption Agreement among Rosenkranz Asset Managers, LLC, Acorn Advisory Capital L.P. and Delphi Financial Group, Inc., dated as of December 21, 2011.

10.2	Assignment and Assumption Agreement among Rosenkranz Asset Managers, LLC, Acorn Advisory Capital L.P. and Reliance Standard Life Insurance Company, dated as of December 21, 2011.

99.1	Joint Press Release of Tokio Marine Holdings, Inc. and Delphi Financial Group, Inc., dated December 21, 2011.

Forward-Looking Statements

Certain statements in this report may constitute “forward-looking statements.”  Actual results could differ materially from those projected or forecast in the forward-looking statements.  The factors that could cause actual results to differ materially include those referred to in filings of Delphi with the SEC, as well as the following: operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the transaction; the retention of certain key employees at Delphi; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties may not be able to meet expectations regarding the timing, completion and accounting and tax treatments of the merger.  Tokio Marine and Delphi assume no obligation, and expressly disclaim any obligation, to update the information in this communication, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Delphi by Tokio Marine.  In connection with the proposed acquisition, Delphi intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. SECURITY HOLDERS OF DELPHI ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING DELPHI’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and may obtain documents filed by Delphi free of charge from Delphi’s website at www.delphifin.com.  In addition, the proxy statement and other documents filed by Delphi with the SEC (when available) may be obtained from Delphi free of charge by directing a request to Delphi Financial Group, Inc., c/o Investor Relations Department, 1105 North Market Street, Suite 1230, Wilmington, Delaware  19801.

Participants in the Solicitation

Tokio Marine, its directors, executive officers and certain employees and Delphi and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the holders of Delphi common stock in respect of the proposed transaction.  Security holders may obtain information regarding the names, affiliations and interests of Delphi and its directors and executive officers in Delphi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which was filed with the SEC on March 1, 2011, and its definitive proxy statement for the 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2011.  To the extent holdings of Delphi securities have changed since the amounts contained in the definitive proxy statement for the 2011 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Investors may obtain additional information regarding the interests of such participants by reading the proxy statement regarding the acquisition when it becomes available.  These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Delphi’s website at www.delphifin.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI FINANCIAL GROUP, INC.

By:	/s/ Robert Rosenkranz
Name: Robert Rosenkranz
	Title:	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

Dated:  December 21, 2011

EXHIBIT INDEX

Each of the following exhibits is being filed electronically with this Current Report on Form 8-K:

Exhibit No.	Description
2.1	Agreement and Plan of Merger among Delphi Financial Group, Inc., Tokio Marine Holdings, Inc. and TM Investment (Delaware) Inc., dated as of December 21, 2011.

2.2
Voting and Support Agreement among Tokio Marine Holdings, Inc., Delphi Financial Group, Inc., Rosenkranz & Company, L.P., R & Co. Capital Management LLC, Pergamon Enhanced Partners, L.P., and Robert Rosenkranz, dated as of December 21, 2011.

10.1	Assignment and Assumption Agreement among Rosenkranz Asset Managers, LLC, Acorn Advisory Capital L.P. and Delphi Financial Group, Inc., dated as of December 21, 2011.

10.2	Assignment and Assumption Agreement among Rosenkranz Asset Managers, LLC, Acorn Advisory Capital L.P. and Reliance Standard Life Insurance Company, dated as of December 21, 2011.

99.1	Joint Press Release of Tokio Marine Holdings, Inc. and Delphi Financial Group, Inc., dated December 21, 2011.